Exhibit 99.1

BIOLASE MAINTAINS POSITIVE MOMENTUM THROUGH YEAR END WITH SOLID FOURTH QUARTER REVENUE GROWTH; SIGNIFICANT MARKET OPPORTUNITY AND INDUSTRY-LEADING PRODUCT SUPPORT EXPECTATION FOR ROBUST REVENUE GROWTH IN 2023

Foothill Ranch, Calif., January 18, 2023 – BIOLASE, Inc. (NASDAQ: BIOL), the global leader in dental lasers, announced today that based on currently available information, preliminary 2022 fourth quarter revenue is expected to be between $14.0 million and $14.4 million, well above 2021 fourth quarter revenue of $12.4 million. The Company will report fourth quarter and full-year 2022 results in March 2023.

As demonstrated by its continued positive results, the Company believes it is well positioned with its industry-leading dental lasers, broad intellectual property ("IP") portfolio, and recently bolstered balance sheet to capitalize on the significant market opportunity for dental laser adoption.

Below are preliminary fourth quarter and full-year revenue results, a recap of the Company’s 2022 key accomplishments, and anticipated operational and product milestones for 2023.

Preliminary Fourth Quarter and Full-Year Results

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Fourth quarter revenue is expected to be between $14.0 million and $14.4 million, reflecting a 13% to 16% increase over the fourth quarter of 2021
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Full-year 2022 revenue is expected to be in the range of $48.4 million to $48.8 million, representing 24% to 25% growth over 2021
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The Company generated increased adoption of its industry-leading laser with approximately 84% of U.S. Waterlase sales in the fourth quarter and full-year 2022 coming from new customers
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The Company delivered an increased sales conversion rate throughout the year with the continued success of its Waterlase Exclusive Trial Program

2022 Accomplishments

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Demonstrated leadership in creating awareness of the benefits of laser dentistry through over 600 webinars, study clubs, and training events in 2022
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Waterlase delivered increased utilization rates with close to 70% of new customers using Waterlase daily, based on Company data
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Achieved record consumable sales in 2022
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Significantly improved its marketing engine in 2022 with marketing qualified leads increasing 4x over 2018 levels
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Solidified its sales force with no turnover in 2022 and a fully staffed sales force with 25 territory managers entering 2023
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Added new OEM revenue stream with EdgePro product launch through a partnership with EdgeEndo
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Purchased supplier and IP for key manufacturing components
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Appointed a new Chief Dental Officer who joined BIOLASE from Heartland Dental, the largest Dental Service Organization in the U.S.

Anticipated 2023 Milestones Expected to Position BIOLASE for Long-Term Growth and Success

In 2023, the Company plans to:

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Achieve positive adjusted EBITDA results for the full year of 2023 (adjusted EBITDA is defined as net loss before interest, taxes, depreciation and amortization, patent litigation settlements, stock-based and other non-cash compensation, and the change in allowance for doubtful accounts)

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Grow total full-year 2023 revenue by at least 25% through continued adoption of lasers and consumables by the dental community including general dentists, dental specialists, dental hygienists, and group practice entities (DSOs)
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Expand OEM revenue base through its partnership with EdgeEndo
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Broaden participation in BIOLASE dental and hygiene academies to expand awareness of the benefits of BIOLASE lasers to patients
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Launch training centers to enhance sales and marketing efforts and communicate the benefits of BIOLASE technology
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Expand the Waterlase Exclusive Trial Program to drive increased adoption
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Open a model dental office to increase marketing, testimonial, and training opportunities
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Expand the DSO customer base and further penetrate the DSO market
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Realize cost savings and improve quality from in-house manufacturing of key components
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Execute growth strategy with over $13.0 million in cash and cash equivalents, including net proceeds from its January 2023 equity raise

About BIOLASE

BIOLASE is a medical device company that develops, manufactures, markets, and sells laser systems in dentistry and medicine. BIOLASE's products advance the practice of dentistry and medicine for patients and healthcare professionals. BIOLASE's proprietary laser products incorporate approximately 302 patented and 28 patent-pending technologies designed to provide biologically and clinically superior performance with less pain and faster recovery times. BIOLASE's innovative products provide cutting-edge technology at competitive prices to deliver superior results for dentists and patients. BIOLASE's principal products are revolutionary dental laser systems that perform a broad range of dental procedures, including cosmetic and complex surgical applications. BIOLASE has sold over 43,300 laser systems from 1998 through December 31, 2021 in over 80 countries around the world. Laser products under development address BIOLASE's core dental market and other adjacent medical and consumer applications.

For updates and information on Waterlase iPlus®, Waterlase Express™, and laser dentistry, find BIOLASE online at www.biolase.com, Facebook at www.facebook.com/biolase, Twitter at www.twitter.com/biolaseinc, Instagram at www.instagram.com/waterlase_laserdentistry, and LinkedIn at www.linkedin.com/company/biolase.

BIOLASE®, Waterlase®, and Waterlase iPlus® are registered trademarks of BIOLASE, Inc.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties, including statements, regarding BIOLASE's preliminary fourth quarter and full-year 2022 revenue, beliefs relating to BIOLASE’s ability to capitalize on the dental laser market opportunity, expected 2023 revenue growth, anticipated 2023 milestones and the expected effects, and BIOLASE’s plans for 2023. Forward-looking statements can be identified through the use of words such as "may," "might," "will," "intend," "should," "could," "can," "would," "continue," "expect," "believe," "anticipate," "estimate," "predict," "outlook," "potential," "plan," "seek," and similar expressions and variations or the negatives of these terms or other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this release. Among other things, there can be no assurance that BIOLASE’s actual full-year 2022 financial and operating results will not differ, perhaps substantially, from the preliminary financial and operating results and expectations contained in this press release. In addition, BIOLASE has not completed its fourth quarter and full-year 2022 closing and review process, and the final results for the full-year 2022 may differ, perhaps substantially, from the statements made in this press release. During the course of preparing BIOLASE’s financial statements and during the review process, management may identify items that would require adjustments that may be material to the amounts described in this press release. Actual results may also differ materially from BIOLASE's current expectations depending upon a number of other factors. These factors include, among others, the coronavirus (COVID-19) and the effects of the outbreak and actions taken in connection therewith, adverse changes in general economic and market conditions, competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business, substantial doubt regarding BIOLASE's ability to continue as a going concern, and those other risks and uncertainties that are described in the "Risk Factors" section of BIOLASE's most recent annual report on Form 10-K and quarterly report on Form 10-Q for the quarter ended September 30, 2022 filed with the Securities and Exchange Commission. Except as required by law, BIOLASE does not undertake any responsibility to revise or update any forward-looking statements.

For further information, please contact:

EVC Group LLC

Michael Polyviou / Todd Kehrli

(732) 933-2754

mpolyviou@evcgroup.com / tkehrli@evcgroup.com